TEMPLETON GLOBAL INVESTMENT TRUST
 TEMPLETON GROWTH AND INCOME FUND
 TEMPLETON GLOBAL INFRASTRUCTURE FUND
 TEMPLETON GREATER EUROPEAN FUND
 TEMPLETON LATIN AMERICA FUND
 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

STATEMENT OF ADDITIONAL INFORMATION                    LOGO
AUGUST 1, 1998                                         FRANKLIN TEMPLETON

100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Do the Funds Invest Their Assets?........................   2
What Are the Risks of Investing in the Funds?................   9
Investment Restrictions......................................  13
Officers and Trustees........................................  15
Investment Management
 and Other Services..........................................  21
How Do the Funds Buy
 Securities for Their Portfolios?............................  23
How Do I Buy, Sell and Exchange Shares?......................  24
How Are Fund Shares Valued?..................................  28
Additional Information on
 Distributions and Taxes.....................................  29
The Funds' Underwriter.......................................  34
How Do the Funds Measure Performance?........................  37
Miscellaneous Information....................................  40
Financial Statements.........................................  42
Useful Terms and Definitions.................................  42
Appendix.....................................................  43
 Description of Ratings......................................  43


        When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."


Templeton Global Investment Trust (the "Trust") is an open-end management investment company with five separate series. There are four diversified series:
Templeton Growth and Income Fund ("Growth and Income Fund"); Templeton Global Infrastructure Fund ("Infrastructure Fund"); Templeton Greater European Fund ("Greater European Fund"); and Templeton Latin America Fund ("Latin America Fund"). There is one non-diversified series: Templeton Americas Government Securities Fund ("Americas Government Securities Fund").

Each fund may, separately or collectively, be referred to as the "fund" or "funds," or individually by its name.

Each fund's Prospectus, dated August 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes each fund's (except Americas Government Securities Fund) Class I and Class II shares. Americas Government Securities Fund offers one class of shares. Greater European Fund and Latin America Fund currently offer another share class with a different sales charge and expense structure, which affects performance. To receive more information about the funds' other share class, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

Growth and Income Fund's investment goal is high total return (a combination of capital growth and income). The fund tries to achieve its investment goal by a flexible policy of investing primarily in equity and debt securities of U.S. and foreign companies.

Greater European Fund's investment goal is long-term capital appreciation. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 75% of its total assets in equity securities of Greater European companies as defined in the Prospectus.

Latin America Fund's investment goal is long-term capital appreciation. The fund tries to achieve its investment goal by investing at least 65% of its total assets in the equity and debt securities of Latin America issuers.

Americas Government Securities Fund's investment goal is to provide a high level of current income, with total return as a secondary goal. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in debt securities, issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South and Central America and the surrounding waters).

Infrastructure Fund's investment goal is long-term capital growth. The fund tries to achieve its investment goal by a flexible policy of investing at least 65% of its total assets in the equity and debt securities of U.S. and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. For purposes of the fund's investments, a company is "principally engaged in or related to the development, operation or rehabilitation of physical and social infrastructures" if at least 50% of its assets, gross income or net profits are attributable to activities related to the following industries, among others: communications; building materials; power generation; public utilities; distribution networks; toll road operation/development; steel/metals manufacturing; air/sea/land/rail transportation; rail/aircraft/seacraft manufacturing and rehabilitation; port ownership/operation; water utilities, including waste water treatment facilities; industrial fabrication; bridge erection; heating/ventilation/air conditioning manufacturing and installation; manufacturing/ operation of pollution control equipment; operation of medical facilities; housing development/construction; operation of broadcast media; and manufacturing/operation/installation/maintenance of technology-related infrastructures such as local/wide-arc network software and other essential components in the movement of information. The definition would also include companies providing construction materials/equipment, or engineering/construction/contracting services, as well as companies providing funding/expertise necessary for the completion of infrastructure projects.

The funds' goals are fundamental, which means that they may not be changed without shareholder approval.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUNDS BUY

The following gives more detailed information about the funds' investment policies and the types of securities that they may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the respective fund's Prospectus.

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

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The market value of debt securities  generally  varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a fund's Net Asset Value.

BRADY BONDS. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a fund to suffer a loss of interest or principal on any of its holdings.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

INDEXED OR CURRENCY-LINKED SECURITIES. In selecting debt securities, Americas Government Securities Fund may include indexed obligations. The fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while generating interest income on the obligation.

The fund may invest in securities denominated in or indexed to the currency of one country in the Western Hemisphere although issued by a governmental entity, corporation or financial institution of another such country. For example, the fund may invest in a Mexican peso denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The mortgage-backed securities in which Americas Government Securities Fund may invest will primarily be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset-backed securities in which the fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC, SBA and RTC are agencies or instrumentalities of the U.S.

Certain of the mortgage-backed and asset-backed securities in which the fund may invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, mortgage bankers, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers may be subject to certain types of credit enhancements issued in respect of those securities. Such credit enhancements may

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include insurance policies, bank letters of credit, guarantees by third parties or protections afforded by the structure of a particular transaction (e.g., the use of reserve funds, over-collateralization or the issuance of subordinated securities as protection for more senior securities being purchased by the fund). In purchasing securities for the fund, Investment Counsel will take into account not only the creditworthiness of the issuer of the securities but also the creditworthiness of the provider of any external credit enhancement of the securities.

The fund may invest in pass-through mortgage-backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that "pass-through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional corporate debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

The fund's yield will also be affected by the yields on instruments in which the fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

DERIVATIVE MORTGAGE-BACKED SECURITIES. Americas Government Securities Fund's investments in derivative mortgage-backed securities will primarily consist of some form of stripped mortgage-backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets. SMBSs are typically issued by the same types of issuers as are mortgage- backed securities. The structure of SMBSs, however, is different. A common variety of SMBS involves a class (the principal-only or PO class) that receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives only interest, while the PO class receives only principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including

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prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. The impact of IOs on the fund's portfolio may be offset to some degree by investments in mortgage-backed securities and inverse floaters (floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index). As interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. Under certain interest rate scenarios, the fund may decide to retain investments in IOs or inverse floaters yielding less than prevailing interest rates in order to avoid capital losses on the sale of such investments.

The fund may also combine IOs and IO-related derivative mortgage products with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). A LIBOR-based inverse floater is a floating rate security the interest rate of which is adjusted up or down inversely to changes in LIBOR; as LIBOR decreases, the interest rate paid by the inverse floater would increase, and vice versa. Depending on the amount of leverage built into the inverse floater, the yield could vary in excess of the change in LIBOR because of the leverage built into the inverse floater formula. The yield on an inverse floater varies inversely with interest rates because as LIBOR decreases, the interest payable on the inverse floater increases. The converse is true, of course, when LIBOR increases. When an inverse floater is combined with an IO or IO-type derivative product, the result is a synthetic security that tends to provide a somewhat less volatile yield over a wide range of interest rate and prepayment rate scenarios.

New types of mortgage-backed and asset-backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objectives, policies and restrictions, the fund may, upon disclosure to shareholders, invest in such new types of securities and instruments that Investment Counsel believe may assist the fund in achieving its investment objectives.

The staff of the SEC has taken the position (which has been adopted as an investment policy of the fund) that the determination of whether a particular U.S. government issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by Investment Counsel under guidelines and standards established by the Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the fund's Net Asset Value per share. The SEC's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the fund's limitation on investments in illiquid securities, as set forth under "Investment Restrictions."

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager of each fund will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by the fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

ILLIQUID AND RESTRICTED SECURITIES. Each fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. A fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional

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buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a fund may be required to bear the expenses of registration. Each fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board to be liquid, are considered to be illiquid and are subject to a fund's limitation on investment in illiquid securities.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which each fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which each fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although each fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of such fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A fund's investment in these structured investments may be limited by its investment restrictions. See "Investment Restrictions" below. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to a fund's restrictions on investments in illiquid securities.

CLOSED-END INVESTMENT COMPANIES. Greater European Fund and Latin America Fund may invest in closed-end investment companies, except those for which its Investment Manager serves as investment advisor or sponsor, which invest principally in securities in which the fund is authorized to invest. Under the 1940 Act, each fund may invest a maximum of 10% of its total assets in the securities of other investment companies and not more than 5% of the fund's total assets in the securities of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. To the extent a fund invests in other investment companies, a fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A fund's investment in certain investment companies will result in special U.S. federal income tax consequences described under "Additional Information on Distributions and Taxes."

CONVERTIBLE SECURITIES. The funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt

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securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise.
The conversion value of a convertible security is influenced by the value of the underlying common stock.

FUTURES CONTRACTS. The funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

Each fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

At the time a fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, a fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES, INDICES AND FUTURES. The funds may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

Each fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a fund is "covered" if the fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a fund will not be fully

                                       7

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covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a fund's security holdings being hedged.

A fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a fund, as well as the cover for options written by a fund, are considered not readily marketable and are subject to each fund's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a fund's

                                       8

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forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a fund than if it had not engaged in such contracts.

A fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a fund will be traded on U.S. and foreign exchanges or over-the-counter.

A fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

FOREIGN SECURITIES. Each fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Each fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number


                                       9

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of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Eastern European currencies may be artificial to the actual market values of the currencies and may be adverse to fund shareholders. Further, accounting standards which exist in Eastern European countries may differ from U.S.

standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by a fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

                                       10

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There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a fund to lose its registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a fund from investing in the securities of certain Russian companies deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political, economic or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and
(vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other

                                       11

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things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the funds' portfolio securities are denominated may have a detrimental impact on the funds. Through the flexible policy of the funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of an Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

LOW-RATED SECURITIES. Bonds which are rated Baa by Moody's are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities,

                                       12

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especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses seeking recovery.

A fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a fund must distribute all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. A fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES. A fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a fund for hedging purposes also depends upon an Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the fund, it would not be able to close out the option. If restrictions on exercise were imposed, a fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund's securities during the period the option was outstanding.

INVESTMENT RESTRICTIONS

The funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of a fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

    1. Invest in real estate or mortgages on real estate (although the funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development

                                       13

PAGE

       programs; or purchase or sell commodity contracts (except futures contracts as described in each fund's Prospectus).

    2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of a fund's total assets (a) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (b) the fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to Americas Government Securities Fund.

    3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each fund may make margin payments in connection with futures, options and currency transactions.

    4. Loan money, except that a fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

    5. Borrow money, except that a fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

    6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

    7. Invest more than 25% of its total assets in a single industry.

    8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities for Their Portfolios?" as to transactions in the same securities for the funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

If a fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

ADDITIONAL RESTRICTIONS. The funds have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each fund MAY NOT:

    1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of a fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

    2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

    3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or the American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

    4. Purchase or sell real estate limited partnership interests.

    5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

    6. Invest for the purpose of exercising control over management of any company.

    7. Purchase more than 10% of a company's outstanding voting securities.

    8. Invest more than 15% of the fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although each fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


                                       14

PAGE

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).


                                           POSITIONS AND
                                           OFFICES WITH
NAME, ADDRESS AND AGE                       THEC TRUST             PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

HARRIS J. ASHTON                             Trustee               Director, RBC Holdings, Inc. (a bank holding
191 Clapboard Ridge                                                company) and Bar-S Foods (a meat packing
Greenwich, Connecticut 06830                                       company); director or trustee, as the case may
Age 66                                                             be, of 49 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   President, Chief Executive Officer and Chairman
                                                                   of the Board, General Host Corporation (nursery and
                                                                   craft centers).

*NICHOLAS F. BRADY                           Trustee               Chairman, Templeton Emerging Markets Investment
 The Bullitt House                                                 Trust PLC, Templeton Latin America Investment
 102 East Dover Street                                             Trust PLC, Darby Overseas Investments, Ltd. and
 Easton, Maryland 21601                                            Darby Emerging Markets Investments LDC
 Age 68                                                            (investment firms) (1994-present); Chairman and
                                                                   Director, Templeton Central and Eastern European
                                                                   Investment Company; Director, Templeton Global
                                                                   Strategy Funds, Amerada Hess Corporation (crude
                                                                   oil and natural gas refining), Christiana Companies
                                                                   (operating and investment companies), and H.J.
                                                                   Heinz Company (packaged foods and allied products);
                                                                   director or trustee, as the case may be, of 21 of
                                                                   the investment companies in the Franklin Templeton
                                                                   Group of Funds; and FORMERLY, Secretary of the United
                                                                   States Department of the Treasury (1988-1993) and
                                                                   Chairman of the Board, Dillon, Read & Co., Inc.
                                                                   (investment banking) prior to 1988.

                                       15

PAGE


                                            Positions and
                                            Offices with
Name, Address and Age                       the Trust                  Principal Occupation During the Past Five Years

*MARTIN L. FLANAGAN                          Trustee and Vice      Senior Vice President and Chief Financial
777 Mariners Island Blvd.                    President             Officer, Franklin Resources, Inc.; Executive
San Mateo, California 94404                                        Vice President and Director, Templeton
Age 38                                                             Worldwide, Inc.; Executive Vice President, Chief
                                                                   Operating Officer and Director, Templeton Investment
                                                                   Counsel, Inc.; Executive Vice President and Chief
                                                                   Financial Officer, Franklin Advisers, Inc.; Chief
                                                                   Financial Officer, Franklin Advisory Services,
                                                                   Inc. and Franklin Investment Advisory Services,
                                                                   Inc.; President and Director, Franklin Templeton
                                                                   Services, Inc.; Senior Vice President and  Chief
                                                                   Financial Officer, Franklin/Templeton Investor
                                                                   Services, Inc.; officer and/or director of some
                                                                   of the other subsidiaries of Franklin Resources,
                                                                   Inc.; and officer and/or director or trustee, as
                                                                   the case may be, of 53 of the investment companies
                                                                   in the Franklin Templeton Group of Funds.

S. JOSEPH FORTUNATO                          Trustee               Member of the law firm of Pitney, Hardin, Kipp &
Park Avenue at Morris County                                       Szuch; director or trustee, as the case may be,
P.O. Box 1945                                                      of 51 of the investment companies in the
Morristown, NJ 07962-1945                                          Franklin Templeton Group of Funds; and FORMERLY,
Age 66                                                             Director, General Host Corporation (nursery and
                                                                   craft centers).

JOHN Wm. GALBRAITH                           Trustee               President, Galbraith Properties, Inc. (personal
360 Central Avenue                                                 investment company); Director, Gulf West Banks,
Suite 1300                                                         Inc. (bank holding company) (1995-present);
St. Petersburg, Florida 33701                                      director or trustee, as the case may be, of 20
Age 76                                                             of the investment companies in the Franklin
                                                                   Templeton Group of Funds; and FORMERLY,

                                                                   Director, Mercantile Bank (1991-1995), Vice
                                                                   Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                                   (1986-1992) and Chairman, Templeton Funds
                                                                   Management, Inc. (1974-1991).

ANDREW H. HINES, JR.                         Trustee               Consultant for the Triangle Consulting Group;
150 Second Avenue N.                                               Executive-in-Residence of Eckerd College
St. Petersburg, Florida 33701                                      (1991-present); director or trustee, as the case
Age 75                                                             may be, of 22 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Chairman and Director, Precise Power Corporation
                                                                   (1990-1997); Director, Checkers Drive-In
                                                                   Restaurant, Inc. (1994-1997), and Chairman
                                                                   of the Board and Chief Executive Officer, Florida
                                                                   Progress Corporation (holding company in the energy
                                                                   area) (1982-1990) and director of various of its
                                                                   subsidiaries.

                                       16

PAGE


                                            Positions and
                                            Offices with
Name, Address and Age                       the Trust             Principal Occupation During the Past Five Years

EDITH E. HOLIDAY                             Trustee               Director, Amerada Hess Corporation (crude oil
3239 38th Street, N.W.                                             and natural gas refining) (1993-present),
Washington, DC 20016                                               Hercules Incorporated (chemicals, fibers and
Age 46                                                             resins) (1993-present), Beverly Enterprises,
                                                                   Inc. (health care) (1995-present) and H.J.
                                                                   Heinz Company (packaged foods and allied
                                                                   products) (1994-present); director or trustee,
                                                                   as the case may be, of 25 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds; and FORMERLY, Chairman (1995-1997)
                                                                   and Trustee (1993-1997), National Child
                                                                   Research Center; Assistant to the President
                                                                   of the United States and Secretary of the
                                                                   Cabinet (1990-1993), General Counsel to the
                                                                   United States Treasury Department (1989-1990)
                                                                   and Counselor to the Secretary and Assistant
                                                                   Secretary for Public Affairs and Public
                                                                   Liaison-United States Treasury Department
                                                                   (1988-1989).

*CHARLES B. JOHNSON                          Chairman of           President, Chief Executive Officer and Director,
777 Mariners Island Blvd.                    the Board and Vice    Franklin Resources, Inc.; Chairman of the Board
San Mateo, California 94404                  President             and Director, Franklin Advisers, Inc., Franklin
Age 65                                                             Advisory Services, Inc., Franklin Investment
                                                                   Advisory Services, Inc. and Franklin Templeton
                                                                   Distributors, Inc.; Director, Franklin/Templeton
                                                                   Investor Services, Inc. and Franklin Templeton
                                                                   Services, Inc.; officer and/or director or
                                                                   trustee, as the case may be, of most of the
                                                                   other subsidiaries of Franklin Resources, Inc.
                                                                   and of 50 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Director, General Host Corporation (nursery and
                                                                   craft centers).

BETTY P. KRAHMER                             Trustee               Director or trustee of various civic
2201 Kentmere Parkway                                              associations; director or trustee, as the case
Wilmington, Delaware 19806                                         may be, of 21 of the investment companies in the
Age 69                                                             Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Economic Analyst, U.S. government.

GORDON S. MACKLIN                            Trustee               Director, Fund American Enterprises Holdings,
8212 Burning Tree Road                                             Inc., MCI Communications Corporation, MedImmune,
Bethesda, Maryland 20817                                           Inc. (biotechnology), Spacehab, Inc. (aerospace
Age 70                                                             services) and Real 3D (software); director or
                                                                   trustee, as the case may be, of 49 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds; and FORMERLY, Chairman, White
                                                                   River Corporation (financial services) and
                                                                   Hambrecht and Quist Group (investment banking)
                                                                   and President, National Association of Securities
                                                                   Dealers, Inc.

                                       17
PAGE


                                            Positions and
                                            Offices with the
Name, Address and Age                       the Trust              Principal Occupation During the Past Five Years

FRED R. MILLSAPS                             Trustee               Manager of personal investments (1978-present);
2665 N.E. 37th Drive                                               director of various business and nonprofit
Fort Lauderdale, Florida 33308                                     organizations; director or trustee, as the case
Age 69                                                             may be, of 22 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Chairman and Chief Executive Officer, Landmark
                                                                   Banking Corporation (1969-1978), Financial Vice
                                                                   President, Florida Power and Light (1965-1969)
                                                                   and Vice President, Federal Reserve Bank of
                                                                   Atlanta (1958-1965).

MARK G. HOLOWESKO                            President             President and Chief Investment Officer,
Lyford Cay                                                         Templeton Global Advisors Limited; Executive
Nassau, Bahamas                                                    Vice President and Director, Templeton
Age 38                                                             Worldwide, Inc.; officer of 21 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds; and FORMERLY, Investment Administrator,
                                                                   RoyWest Trust Corporation (Bahamas) Limited
                                                                   (1984-1985).

RUPERT H. JOHNSON, JR.                       Vice President        Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                                          Resources, Inc. and Franklin Templeton
San Mateo, California 94404                                        Distributors, Inc.; President and Director,
Age 57                                                             Franklin Advisers, Inc.; Senior Vice President

                                                                   and Director, Franklin Advisory Services, Inc.
                                                                   and Franklin Investment Advisory Services, Inc.;
                                                                   Director, Franklin/Templeton Investor Services,
                                                                   Inc.; and officer and/or director or trustee, as
                                                                   the case may be, of most of the other
                                                                   subsidiaries of Franklin Resources, Inc. and of
                                                                   53 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.

HARMON E. BURNS                              Vice President        Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                                          Resources, Inc., Franklin Templeton
San Mateo, California 94404                                        Distributors, Inc. and Franklin Templeton
Age 53                                                             Services, Inc.; Executive Vice President,
                                                                   Franklin Advisers, Inc.; Director,
                                                                   Franklin/Templeton Investor Services, Inc.; and
                                                                   officer and/or director or trustee, as the case
                                                                   may be, of most of the other subsidiaries of
                                                                   Franklin Resources, Inc. and of 53 of the
                                                                   investment companies in the Franklin
                                                                   Templeton Group of Funds.

CHARLES E. JOHNSON                           Vice President        Senior Vice President and Director, Franklin
500 East Broward Blvd.                                             Resources, Inc.; Senior Vice President, Franklin
Fort Lauderdale, Florida 33394-3091                                Templeton Distributors, Inc.; President and
Age 42                                                             Director, Templeton Worldwide, Inc.; President,
                                                                   Chief Executive Officer, Chief Investment
                                                                   Officer and Director, Franklin Institutional
                                                                   Services Corporation; Chairman and Director,
                                                                   Templeton Investment Counsel, Inc.; Vice
                                                                   President, Franklin Advisers, Inc.; officer
                                                                   and/or director of some of the subsidiaries
                                                                   of Franklin Resources, Inc.; and officer
                                                                   and/or director or trustee, as the case may
                                                                   be, of 34 of the investment companies in
                                                                   the Franklin Templeton Group of
                                                                   Funds.

                                       18

PAGE


                                            Positions and
                                            Offices with
Name, Address and Age                       the Trust              Principal Occupation During the Past Five Years

DEBORAH R. GATZEK                            Vice President        Senior Vice President and General Counsel,
777 Mariners Island Blvd.                                          Franklin Resources, Inc.; Senior Vice President,
San Mateo, California 94404                                        Franklin Templeton Services, Inc. and Franklin
Age 49                                                             Templeton Distributors, Inc.; Executive Vice
                                                                   President, Franklin  Advisers, Inc.; Vice
                                                                   President, Franklin Advisory Services, Inc.;
                                                                   Vice President, Chief Legal Officer and Chief
                                                                   Operating Officer, Franklin Investment Advisory
                                                                   Services, Inc.; and officer of 53 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds.

SAMUEL J. FORESTER, JR.                      Vice President        Vice President of 10 of the investment companies
500 East Broward Blvd                                              in the Franklin Templeton Group of Funds; and
Fort Lauderdale, Florida 33394-3091                                FORMERLY, President, Templeton Global Bond
Age 50                                                             Managers, a division of Templeton Investment
                                                                   Counsel, Inc.; Founder and Partner, Forester,
                                                                   Hairston Investment Management, Inc.
                                                                   (1989-1990), Managing Director (Mid-East
                                                                   Region), Merrill Lynch, Pierce, Fenner & Smith
                                                                   Inc. (1987-1988) and Advisor for Saudi Arabian
                                                                   Monetary Agency (1982-1987).

JOHN R. KAY                                  Vice President        Vice President and Treasurer, Templeton
500 East Broward Blvd                                              Worldwide, Inc.; Assistant Vice President,
Fort Lauderdale, Florida 33394-3091                                Franklin Templeton Distributors, Inc.; officer
Age 58                                                             of 25 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Vice President and Controller, Keystone Group,
                                                                   Inc.

GARY R. CLEMONS                              Vice President        Senior Vice President, Templeton Investment
500 East Broward Blvd.                                             Counsel, Inc.; and FORMERLY, Research Analyst
Fort Lauderdale, Florida 33394-3091                                for Templeton Quantitative Advisors, Inc.
Age 41

DOUGLAS R. LEMPEREUR                         Vice President        Managing Director, Global Corporate Development,
500 East Broward Blvd.                                             Templeton Worldwide, Inc. and officer of 3 of
Fort Lauderdale, Florida 33394-3091                                the investment companies in the Franklin
Age 49                                                             Templeton Group of Funds; and FORMERLY, Senior
                                                                   Vice President, Templeton Global Bond Managers, a
                                                                   division of Templeton Investment Counsel, Inc.,
                                                                   Vice President and Assistant Director of Research,
                                                                   Colonial Management Associates (1985-1988), Vice
                                                                   President and Director, Standish, Ayer & Wood
                                                                   (investment management firm) (1977-1985),and
                                                                   Securities Analyst, The First National Bank
                                                                   of Chicago (1974-1977).

                                       19

 PAGE


                                            Positions and
                                            Offices with
 Name, Address and Age                      the Trust             Principal Occupation During the Past Five Years

NEIL S. DEVLIN                               Vice President        Executive Vice President and Chief Investment
500 East Broward Blvd.                                             Officer, Templeton Global Bond Managers, a
Fort Lauderdale, Florida 33394-3091                                division of Templeton Investment Counsel, Inc.;
Age 41                                                             officer of 4 of the investment companies in the
                                                                   Franklin Templeton Group of Funds; and FORMERLY,
                                                                   Portfolio Manager and Bond Analyst, Constitution
                                                                   Capital Management (1985-1987), and Bond Trader
                                                                   and Research Analyst, Bank of New  England
                                                                   (1982-1985).

ELIZABETH M. KNOBLOCK                        Vice President-       General Counsel, Secretary and  Senior Vice
500 East Broward Blvd.                       Compliance            President, Templeton Investment Counsel, Inc.;
Fort Lauderdale, Florida 33394-3091                                Senior Vice President, Templeton Global
Age 43                                                             Investors, Inc.; officer of 21 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds; and FORMERLY, Vice President and
                                                                   Associate General Counsel, Kidder Peabody & Co.
                                                                   Inc. (1989-1990), Assistant General Counsel,
                                                                   Gruntal & Co., Inc. (1988), Vice President and
                                                                   Associate General Counsel, Shearson Lehman
                                                                   Hutton Inc. (1988), Vice President and Assistant
                                                                   General Counsel, E.F. Hutton & Co. Inc.
                                                                   (1986-1988), and Special Counsel of the Division
                                                                   of Investment Management, U.S. Securities and
                                                                   Exchange Commission (1984-1986).

JAMES R. BAIO                                Treasurer             Certified Public Accountant; Treasurer, Franklin
500 East Broward Blvd.                                             Mutual Advisers, Inc.; Senior Vice President,
Fort Lauderdale, Florida 33394-3091                                Templeton Worldwide, Inc., Templeton Global
Age 44                                                             Investors, Inc. and Templeton Funds Trust
                                                                   Company; officer of 22 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds; and FORMERLY, Senior Tax Manager,
                                                                   Ernst & Young (certified public accountants)
                                                                   (1977-1989).

BARBARA J. GREEN                             Secretary             Senior Vice President, Templeton Worldwide, Inc.
500 East Broward Blvd.                                             and Templeton Global Investors, Inc.; officer of
Fort Lauderdale, Florida 33394-3091                                21 of the investment companies in the Franklin
Age 50                                                             Templeton Group of Funds; and FORMERLY, Deputy
                                                                   Director of the Division of Investment
                                                                   Management, Executive Assistant and Senior
                                                                   Advisor to the Chairman, Counselor to the
                                                                   Chairman, Special Counsel and Attorney Fellow,
                                                                   U.S. Securities and Exchange Commission
                                                                   (1986-1995), Attorney, Rogers & Wells, and
                                                                   Judicial Clerk, U.S. District Court (District of
                                                                   Massachusetts).

*Mr. Brady's status as an interested person results from his business affiliations with Resources and Global Advisors. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). In addition, Darby Overseas and Global Advisors are limited partners of Darby Emerging Markets Fund, L.P.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Trust pays the nonaffiliated Board members and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Members of the Board serving on the audit committee of the Trust and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per meeting attended, a portion of which is allocated to the funds. Members of the nominating and compensation committee are not compensated for any committee meeting that is held in conjunction with a

                                       20

PAGE

Board meeting. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members and Mr. Brady by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                                   NUMBER OF BOARDS IN THE
                                   TOTAL FEES       TOTAL FEES RECEIVED FROM      FRANKLIN TEMPLETON GROUP
                                 RECEIVED FROM      THE FRANKLIN TEMPLETON              OF FUNDS ON
NAME                              THE TRUST*         GROUP OF FUNDS**                WHICH EACH SERVES***
Harris J. Ashton                  $1,400                 $344,642                        49
Nicholas F. Brady                  1,400                  119,675                        21
S. Joseph Fortunato                1,400                  361,562                        51
John Wm. Galbraith                 1,446                  117,675                        20
Andrew H. Hines, Jr.               1,546                  144,175                        22
Edith E. Holiday                   1,400                   72,875                        25
Betty P. Krahmer                   1,400                  119,675                        21
Gordon S. Macklin                  1,400                  337,292                        49
Fred R. Millsaps                   1,546                  144,175                        22

*For the fiscal year ended March 31, 1998, during which time fees at the rate of an annual retainer of $1,000 plus $100 per meeting attended were in effect. **For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of May 15, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 1,688 shares of Growth and Income Fund - Class I, 1,075 shares of Infrastructure Fund - Class I, 447 shares of Americas Government Securities Fund - Class I, 274 shares of Greater European Fund - Class I and 489 shares of Latin America Fund - Class I, or less than 1% of the total outstanding shares of each respective fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGERS AND SERVICES PROVIDED. Each fund's Investment Manager provides investment research and portfolio management services, including the selection of securities for the respective fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Global Advisors renders it services to the funds it manages from outside the U.S. The Investment Managers' activities are subject to the review and supervision of the Board to whom the Investment Managers render periodic reports of the funds' investment activities. Each Investment Manager and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

The Investment Managers and their affiliates act as investment manager to numerous other investment companies and accounts. An Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of a fund. Similarly, with respect to a fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying

                                       21

PAGE

or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. An Investment Manager is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of an Investment Manager and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement each fund pays an investment management fee. Growth and Income Fund and Greater European Fund each pay Global Advisors a monthly fee equal on an annual basis to 0.75% of its respective average daily net assets. Infrastructure Fund, Americas Government Securities Fund and Latin America Fund each pay Investment Counsel a monthly fee equal on an annual basis to 0.75%, 0.60% and 1.25%, respectively, of its average daily net assets. Each class of each fund pays its proportionate share of the management fee. Under a sub-advisory agreement that was terminated as of August 1, 1998, Investment Counsel paid Advisers a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of Americas Government Securities Fund's average daily net assets. This fee was not a separate expense of such fund but was paid by Investment Counsel from the management fees it received from the fund.

Under an agreement by each Investment Manager to limit or waive its fees, for the fiscal years and periods indicated, the funds paid the following management fees:


YEAR ENDED MARCH 31                          1998                   1997                        1996
---------------------------------------------------------------------------------------------------------------
                                    INCLUDING    EXCLUDING  INCLUDING    EXCLUDING     INCLUDING     EXCLUDING
                                     WAIVER      WAIVER      WAIVER        WAIVER        WAIVER        WAIVER
                                  -------------- -------- ------------ ------------- ------------- -------------

Growth and Income Fund            $ 104,173      $326,967 $      0     $157,964      $      0        $ 64,366
Infrastructure Fund /1/                 --        254,384       --       202,081      158,648         158,648
Americas Government
  Securities Fund                        0         51,899        0       27,267             0          19,280
Greater European Fund               29,958        119,267        0       59,263             0/2/       24,741/2/
Latin America Fund                 370,115        447,715   51,427      133,551             0/2/       44,350/2/

/1/ The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
/2/ For the period May 8, 1995 (commencement of operations) to March 31, 1996.

After July 31, 1999, these agreements may end at any time upon notice to the Board.

For the fiscal years ended March 31, 1998, 1997 and 1996, Investment Counsel paid Advisers sub-advisory fees of $0, $0, and $8,033, respectively in connection with the Americas Government Securities Fund.

MANAGEMENT AGREEMENTS. The management and sub-advisory agreements are in effect until August 1, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to the respective Investment Manager, or by the respective Investment Manager on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Trust pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Trust's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the funds according to their respective average daily net assets.


                                       22

PAGE

Under an agreement by the funds' administrator to limit or waive its fees, for the fiscal years and periods indicated, the funds paid the following administrative fees:


YEAR ENDED MARCH 31                          1998                        1997                         1996
--------------------------------- --------------------------- ---------------------------- ---------------------------
                                   INCLUDING     EXCLUDING     INCLUDING      EXCLUDING     INCLUDING     EXCLUDING
                                     WAIVER        WAIVER        WAIVER        WAIVER         WAIVER        WAIVER
                                  ------------------------------------------------------------------------------------

Growth and Income Fund            $ 65,372      $ 65,372      $     0       $ 31,593       $     0       $ 12,868
Infrastructure Fund /1/                 --        50,877           --         40,416         31,729        31,729
Americas Government
  Securities Fund                    9,342        12,975            0          6,819             0          4,822
Greater European Fund               23,853        23,853         9,376        11,851             0/2/       4,949/2/
Latin America Fund                  53,726        53,726        16,026        16,026             0/2/       5,322/2/

/1/ The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
/2/ For the period May 8, 1995 (commencement of operations) to March 31, 1996.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The funds may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of a fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the respective fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian and foreign custody manager of the funds' assets. As foreign custody manager, the bank is responsible for the selection and monitoring of foreign sub-custodian banks, as well as the selection and evaluation of non-compulsory foreign depositories. As foreign custody manager, the bank also furnishes information relevant to the selection of compulsory depositories. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the funds' independent auditors. During the fiscal year ended March 31, 1998, their auditing services consisted of rendering an opinion on the financial statements included in each fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998, and review of the Trust's filings with the SEC.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

The Investment Managers select brokers and dealers to execute the respective fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, an Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a fund is negotiated between its Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. An Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

                                       23

PAGE

An Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services an Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits an Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, an Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to that fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the fund's Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a fund.

During the fiscal years and periods indicated, the funds paid the following brokerage commissions:


    YEAR ENDED MARCH 31                        1998             1997          1996
    ----------------------------------         ----             ----          ----
    Growth and Income Fund                   $ 80,381        $ 35,486       $ 26,767
    Infrastructure Fund                        52,572          71,025         56,451
    Americas Government Securities
     Fund                                           0               0              0
    Greater European Fund                       23,973         21,967         17,067/1/
    Latin America Fund                         179,185         50,579         20,945/1/

(1)For the period May 8, 1995 (commencement of operations) to March 31, 1996.

As of March 31, 1998, Infrastructure Fund, Americas Government Securities Fund, and Latin America Fund did not own securities of their regular broker-dealers.

As of March 31, 1998, Growth and Income Fund owned securities issued by Morgan Stanley Dean Witter & Co. valued in the aggregate at $568,425 and Greater European Fund owned securities issued by HSBC Holdings Plc. valued in the aggregate at $305,874. Except as noted Growth and Income Fund and Greater European Fund did not own any other securities issued by their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.


                                       24

PAGE

Securities laws of states where a fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in each fund's Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of a fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges for all funds except Americas Government Securities Fund:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE
----------------------------------------------------------
Under $30,000                                     3.0%
$30,000 but less than $50,000                     2.5%
$50,000 but less than $100,000                    2.0%
$100,000 but less than $200,000                   1.5%
$200,000 but less than $400,000                   1.0%
$400,000 or more                                    0%

In conformity with local business practices in Taiwan, shares of Americas Government Securities Fund may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                  SALES CHARGE
---------------------------------------------------------------
Under $30,000                                         3%
$30,000 but less than $100,000                        2%
$100,000 but less than $400,000                       1%
$400,000 or more                                       0%

OTHER PAYMENTS TO SECURITIES DEALERS. For each fund, except Americas Government Securities Fund, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

For Americas Government Securities Fund, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of its shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in each fund's Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may

                                       25

PAGE

receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares as described in each fund's Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with a fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in each fund's Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


                                       26

PAGE

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in each fund's Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the respective fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the funds net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


                                       27

PAGE

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with a fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Trust is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by an Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which

                                       28

PAGE

market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. A fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), each fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by the fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. Each fund will report this income to you on your IRS Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments and certain other financial instruments are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments and certain other financial instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.


                                       29

PAGE

FOREIGN TAX CREDITS INCLUDED IN DISTRIBUTIONS. A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of its fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. If the fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor or qualify as passive investment-type income if received from other sources) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (IRS Form 1116) and report foreign taxes paid directly on page 2 of IRS Form 1040. THIS SIMPLIFIED PROCEDURE IS AVAILABLE BEGINNING WITH CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of each fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

/bullet/ The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer of the investment;

/bullet/ The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

/bullet/ The fund must distribute to its shareholders at least 90% of its net investment income, net short-term gains and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires each fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that

                                       30

PAGE

are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. To the extent that a fund derives dividend income from domestic corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction. It is not anticipated that any portion of the dividends paid by Greater European Fund, Latin America Fund or Americas Government Securities Fund will so qualify.

INVESTMENT IN COMPLEX SECURITIES. A fund's investments in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by a fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the

                                       31

PAGE

60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a fund. The acceleration of income on section 1256 positions may require a fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a fund.

When a fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The funds may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by a fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. Each fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a fund accrues income (including dividends) or expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If a fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. A fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets

                                       32

PAGE

constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

A fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While each fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain, may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, a fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially

                                       33

PAGE

in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. A fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. Each underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

For the fiscal years and periods indicated below, in connection with the offering of shares, each fund paid the following aggregate underwriting commissions and, after allowances to dealers, Distributors retained the following net underwriting discounts and commissions and received the following compensation in connection with redemptions or repurchases of shares:

               YEAR ENDED MARCH 31                    1998              1997              1996
     --------------------------------------------   ---------        -----------       --------
     GROWTH AND INCOME FUND
     Aggregate underwriting commissions paid.....   $542,252         $ 225,287         $ 145,909
     Net underwriting discounts and commissions
     retained....................................     91,181            39,159            29,841
     Compensation received in connection with
     redemptions or repurchases..................      2,781             1,489               49

                                       34

PAGE

               YEAR ENDED MARCH 31                    1998              1997              1996
     --------------------------------------------   ---------        -----------       --------
     INFRASTRUCTURE FUND
     Aggregate underwriting commissions paid.....   $193,432          $173,935          $211,424
     Net underwriting discounts and commissions
     retained....................................     11,940            27,323            25,501
     Compensation received in connection with
     redemptions or repurchases..................      3,705               747               456

     AMERICAS GOVERNMENT SECURITIES FUND
     Aggregate underwriting commissions paid.....   $167,684          $ 62,167          $ 19,359
     Net underwriting discounts and commissions
     retained....................................     13,743             5,018             2,021
     Compensation received in connection with
     redemptions or repurchases..................          0                 0                 0

     GREATER EUROPEAN FUND
     Aggregate underwriting commissions paid.....   $323,121          $ 96,312          $112,442/1/
     Net underwriting discounts and commissions
     retained....................................     19,388            15,811            (1,130)/1/
     Compensation received in connection with
     redemptions or repurchases..................      3,342             6,203               141

     LATIN AMERICA FUND
     Aggregate underwriting commissions paid.....   $496,868          $215,273         $190,7561
     Net underwriting discounts and commissions
     retained....................................     75,850            35,174            9,2261
     Compensation received in connection with
     redemptions or repurchases..................      6,014               852               201

/1/ For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plans, each fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the respective fund.

Under the Class II plans, each fund pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.


                                       35

PAGE

THE CLASS I AND CLASS II PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of a fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the respective Investment Manager or by vote of a majority of the outstanding shares of the class.Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended March 31, 1998, the total amounts paid by the funds pursuant to the Class I and Class II plans, and purposes for which they were used, were as follows:


        GROWTH AND INCOME FUND                   CLASS I             CLASS II
     ---------------------------------------------------------------------------

      Advertising..............                 $ 18,433            $ 31,632
      Printing and mailing of
        prospectuses other than to                20,379              37,522
        current shareholders...
      Payments to underwriters.                    1,402               1,029
      Payments to
        broker-dealers.........                   79,505              23,418
      Other....................                        0                   0
                                                 --------           --------
      Total Amount Paid........                 $119,71 9           $ 93,601

      INFRASTRUCTURE FUND                        CLASS I             CLASS II
      -------------------------------------------------------------------------
      Advertising...............                $  6,428            $    828
      Printing and mailing of
        prospectuses other than to
        current shareholders....                  27,817               3,582
      Payments to underwriters..                   2,549                 796
      Payments to
        broker-dealers..........                  68,611              33,521
      Other                                            0                   0
                                                --------            --------
      Total Amount Paid.........                $105,405            $ 38,727



      AMERICAS GOVERNMENT
      SECURITIES FUND                            CLASS I
      -----------------------------------------------------
      Advertising......................         $    162
      Printing and mailing of
        prospectuses other than to
        current shareholders...........           15,252
      Payments to underwriters.........            1,276
      Payments to
        broker-dealers.................           12,017
      Other                                            0
                                                --------
      Total Amount Paid................         $ 28,707

                                       36

PAGE



         GREATER EUROPEAN FUND                    CLASS I           CLASS II
       -------------------------------------------------------------------------
      Advertising..............                  $  9,961          $  8,921
      Printing and mailing of
        prospectuses other than to
        current shareholders...                     3,044            14,605
      Payments to underwriters.                     1,150               465
      Payments to
        broker-dealers.........                    28,146            12,361
      Other                                             0                 0
                                                 --------          --------
      Total Amount Paid........                  $ 42,301          $ 36,352


          LATIN AMERICA FUND                     CLASS I           CLASS II
       -------------------------------------------------------------------------
      Advertising..............                  $  5,064          $  1,276
      Printing and mailing of
        prospectuses other than to
        current shareholders...                    26,985             8,593
      Payments to underwriters.                     4,920             1,998
      Payments to
        broker-dealers.........                    66,773            47,009
      Other                                             0                 0
                                                  -------          --------
      Total Amount Paid........                  $103,742          $ 58,876

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund.

For the periods indicated, the average annual total return for each class of each fund was as follows:


      PERIODS ENDED
      MARCH 31, 1998                         ONE YEAR           SINCE INCEPTION
      --------------------------------------------------------------------------
      GROWTH AND INCOME FUND
        Class I................              13.32%              12.11%/1/
        Class II...............              17.21%              17.33%/2/

      INFRASTRUCTURE  FUND
        Class I................               8.42%               7.37%/1/
        Class II...............              11.96%              12.43%/2/

      AMERICAS GOVERNMENT
        SECURITIES FUND........               9.38%              10.36%/3/

      GREATER EUROPEAN
        FUND
        Class I................              20.91%              15.77%/4/
        Class II...............              25.33%              16.97%/4/

      LATIN AMERICA  FUND
        Class I................              (1.07)%              7.89%/4/
        Class II...............               2.23%               9.00%/4/

/1/For the period March 14, 1994 (commencement of operations) to March 31, 1998. /2/For the period May 1, 1995 (commencement of sales) to March 31, 1998.
/3/For the period June 27, 1994 (commencement of operations) to March 31, 1998. /4/For the period May 8, 1995 (commencement of operations) to March 31, 1998.

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV  = ending redeemable value of a hypothetical
       $1,000 payment made at the beginning of
       each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial

                                       37

PAGE


$1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

For the periods indicated, the cumulative total return for each class of each fund was as follows:


      PERIODS ENDED MARCH 31, 1998              ONE YEAR           SINCE INCEPTION
      ----------------------------------------------------------------------------

      GROWTH AND INCOME FUND
        Class I................                  13.32%              58.79%/1/
        Class II...............                  17.21%              59.37%/2/

      INFRASTRUCTURE FUND
        Class I................                   8.42%              33.33%/1/
        Class II...............                  11.96%              40.74%/2/

      AMERICAS GOVERNMENT
        SECURITIES FUND........                   9.38%              44.86%/3/

      GREATER EUROPEAN FUND
        Class I................                  20.91%              52.84%/4/
        Class II...............                  25.33%              57.48%/4/

      LATIN AMERICA FUND
        Class I................                  (1.07)%             24.61%/4/
        Class II...............                   2.23%              28.36%/4/

/1/For the period March 14, 1994 (commencement of operations) to March 31, 1998. /2/For the period May 1, 1995 (commencement of sales) to March 31, 1998.
/3/For the period June 27, 1994 (commencement of operations) to March 31, 1998. /4/For the period May 8, 1995 (commencement of operations) to March 31, 1998.

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for Americas Government Securities Fund for the 30-day period ended March 31, 1998, was 6.41%.

These figures were obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
            cd
where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for Americas Government Securities Fund for the 30-day period ended March 31, 1998, was 0.72%.

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Each fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of a fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other

                                       38

PAGE

tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the Investment Managers and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about each fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, each fund and its Investment Manager may also refer to the following information:

a) An Investment Manager and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

c) The capitalization of U.S. and foreign stock markets as prepared or published
by   the   International    Finance   Corporation,    Morgan   Stanley   Capital
International(R) or a similar financial organization.

d) The geographic and industry distribution of a fund's portfolio and its top ten holdings.

e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

f) To assist investors in understanding the different returns and risk characteristics of various investments, each fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

j) Each fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

l) The number of shareholders in a fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

/bullet/ "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

/bullet/ "Diversify by company, by industry and by country."

/bullet/ "Always maintain a long-term perspective."


* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

                                       39

PAGE


/bullet/ "Invest for maximum total real return."

/bullet/ "Invest - don't trade or speculate."

/bullet/ "Remain flexible and open-minded about types of investment."

/bullet/ "Buy low."

/bullet/ "When buying stocks, search for bargains among quality stocks."

/bullet/ "Buy value, not market trends or the economic outlook."

/bullet/ "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

/bullet/ "Do your homework or hire wise experts to help you."

/bullet/ "Aggressively monitor your investments."

/bullet/ "Don't panic."

/bullet/ "Learn from your mistakes."

/bullet/ "Outperforming the market is a difficult task."

/bullet/ "An investor who has all the answers doesn't even understand all the questions."

/bullet/ "There's no free lunch."

/bullet/ "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for each fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in each fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the respective fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

A fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

The Trust is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. A fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in each fund's Prospectus, shares of a fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.


                                       40

PAGE

As of May 15, 1998, the principal shareholders of each fund, beneficial or of record, were as follows:


             NAME AND ADDRESS                     SHARE AMOUNT       PERCENTAGE
      --------------------------------------------------------------------------

      INFRASTRUCTURE FUND - CLASS I
      Mercantile Bank of St. Louis NA               122,118             5.50%
        Cust Lambro's LP Lehmans LG
        Cap Intl
      P.O. Box 387 Main Post Office
      St. Louis, MO  63166-0387

      GROWTH AND INCOME
        FUND - CLASS I
      Trukan & Co.                                  232,401             7.12%
      250 N. Water Street
      Suite 315
      P.O. Box 3699
      Wichita, KS 67201-3699

      AMERICAS GOVERNMENT
        SECURITIES FUND
      Templeton Global Investors Inc.               353,357            20.65%
      1850 Gateway Drive
      6th Floor
      San Mateo CA 94404

      GREATER EUROPEAN
        FUND - ADVISOR CLASS
      Franklin Templeton Fund                        81,675            38.62%
        Allocator
        Growth Target Fund
      c/o Fund Accounting Department
      1810 Gateway Dr.
      3rd Floor
      San Mateo CA 94404

      Charles Schwab & Co Inc.                      67,150             31.76%
      101 Montgomery Street
      San Francisco CA  94104-4122

      Franklin Templeton Fund                       45,503             21.52%
        Allocator
        Moderate Target Fund
      c/o Fund Accounting Department
      1810 Gateway Dr.
      3rd Floor
      San Mateo CA 94404

      Franklin Templeton Fund                       11,388              5.39%
        Allocator
        Conservative Target Fund
      c/o Fund Accounting Department
      1810 Gateway Dr.
      3rd Floor
      San Mateo CA 94404

      LATIN AMERICAN FUND -
        CLASS II
      Templeton Global                              51,284              9.70%
        Investors, Inc.
      1850 Gateway Drive
      6th Floor
      San Mateo, CA 94404

      LATIN AMERICAN FUND -
        ADVISOR CLASS
      Franklin Resources, Inc.                       1,848             19.42%
      Corporate Treasury
      1850 Gateway Drive
      6th Floor
      San Mateo, CA 94404

      Donaldson Lufkin Jenrette                      1,844             19.37%
        Securities Corporation,
        Inc.
      P.O. Box 2052
      Jersey City, NJ
      07303-9998

      Franklin Templeton Trust                           485            5.10%
        Company - Custodian for
        the IRA of Donald H. Edgren
      600 Martin Street
      Monterey, CA  93940

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are

                                       41

PAGE

access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in each fund's Annual Report to Shareholders, for the fiscal year ended March 31, 1998, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., formerly the sub-advisor of Americas Government Securities Fund

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - Growth and Income Fund and Infrastructure Fund offer two classes of shares, designated "Class I" and "Class II." Americas Government Securities Fund offers a single class of shares, "Class I." Greater European and Latin America Fund offer three classes of shares, designated "Class I," "Class II," and "Advisor Class." Each class of shares has proportionate interests in the respective fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

GLOBAL ADVISORS - Templeton Global Advisors Limited, the investment manager of Growth and Income Fund and Greater European Fund

GOVERNMENT ENTITIES - Governments, their agencies and instrumentalies; government-owned, controlled or sponsored entities (including central banks located in the Western Hemisphere); entities organized and operated for the purpose of restructing the investment characteristics of securities issued by any of the entities described.

INVESTMENT COUNSEL - Templeton Investment Counsel,  Inc., the investment manager
of  Infrastructure   Fund  and  Latin  America  Fund;  and  Americas  Government
Securities Fund, through its Global Bond Managers division

INVESTMENT MANAGER(S) - Global Advisors and Investment Counsel

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for each fund's Class I (except Americas Government Securities Fund which has a maximum front-end sales charge of 4.25%)

                                       42

PAGE

and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for each fund's Class I and Class II shares dated August 1, 1998, which we may amend from time to time.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund(s). This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to a fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

                                       43

PAGE


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



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